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                                                                    EXHIBIT 23.1


                              CONSENT OF KPMG LLP



The Board of Directors
Encompass Services Corporation:

We consent to the use of our reports incorporated herein by reference.



/s/ KPMG LLP
KPMG LLP

Houston, Texas
April 17, 2000